UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

CRYO-CELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23386	22-3023093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2018, the Board of Directors of Cryo-Cell International, Inc. (the “Company”) approved an amendment and restatement (collectively, the “Amendment”) of the Company’s bylaws, effective as of the same date. Among other things, the Amendment modified certain of the provisions of the bylaws to:

•	clarify the requirements relating to shareholder proposals to be considered at the annual meeting of shareholders;

•	establish that meetings of shareholders may be conducted through remote communications;

•	address the process for adjourning shareholder meetings;

•	establish that the chairman of the Board shall preside over shareholder meetings;

•	update the rules relating to the conduct of shareholder meetings;

•

establish that if a specified item of business is required to be voted on by a class or classes, the holders of a third of the voting power of the shares (instead of a majority) of such class or classes shall constitute a quorum for the transaction of such specified item of business;

•	conform the provision relating to written consents in liue of shareholder meetings to Section 228 of the Delaware General Corporation Law;

•	clarify the rules relating to the nomination of directors;

•	update the rules relating to the taking of actions by written consent of the Board of Directors in lieu of a meeting of the directors;

•	lower the requirement for the number of directors serving on any committee of the Board of Directors from three to one;

•	specify the individuals authorized to sign the Company’s stock certificates;

•

clarify the rules relating to the fixing of a record date in order to determine the shareholders entitled to (1) notice of any meeting of shareholders or any adjournment thereof and (2) receive payment of any dividend or other distribution or allotment of any rights;

•

provide that the bylaws may be amended by the affirmative vote of a majority of the Whole Board (which is defined as the total number of directors that the Company would have if there were no vacancies);

•	clarify the definition of “Internal Matter” and establish the forum selection rules related to Internal Matters; and

•	insert a new Article XII to address the waiver of notice by any person entitled to notice.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit No.	Description

3.1	Amended and Restated Bylaws, effective as of December 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC.

Dated: December 11, 2018	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer